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SILICON VALLEY BANK                                                 EXHIBIT 10.2


                                  SCHEDULE TO

                          LOAN AND SECURITY AGREEMENT

BORROWER:   TERAYON COMMUNICATION SYSTEMS, INC.
ADDRESS:    2952 BUNKER HILL LANE
            SANTA CLARA, CALIFORNIA  95054

DATE:       AUGUST 10, 1998

This Schedule forms an integral part of the Loan and Security Agreement between Silicon Valley Bank and the above-borrower of even date.

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1. CREDIT LIMIT
   (Section 1.1):      An amount not to exceed the lesser of $5,000,000 at any
                       one time outstanding (the "Maximum Credit Limit") or the sum of (A) and (B) below:

                       (A)  RECEIVABLE LINE. 80% of the amount of Borrower's
                            ---------------
                            Eligible Receivables (as defined in Section 8 above) (the "Receivable Line"); plus

                       (B)  PURCHASE ORDER LINE. An amount equal to the lesser
                            -------------------
                            of $2,000,000 or 25% of "Eligible Purchase Orders" (as defined below) (the "Purchase Order Line").

                       As used herein, "Eligible Purchase Orders" means, at any date, firm purchase orders held by Borrower which are acceptable to Silicon in its sole discretion in all respects and are for products due to be shipped within the following six months.

                       Upon the next issuance of equity or subordinated debt securities by Borrower, the proceeds thereof shall be used to repay in full all sums due under the Purchase Order Line, and thereafter no further Loans will be available under the Purchase Order Line.

                       In the event the Commitment which the Borrower has received from Silicon dated July 7, 1998 for mezzanine financing terminates or is terminated for any reason, all sums due under the Purchase Order Line shall become due and payable, and thereafter no further Loans will be available under the Purchase Order Line.

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2. INTEREST.

     INTEREST RATE (Section 1.2):

                       A rate equal to the "Prime Rate" in effect from time to time, plus 2% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

     MINIMUM MONTHLY INTEREST (Section 1.2):  none
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3. FEES (Section 1.4):

     Loan Fee:         $50,000, payable concurrently herewith. (any commitment
                       fee previously paid by the borrower in connection with this loan shall be credited against this fee.)


     Purchase Order
     Facility Fee:     $10,000, payable on the date of the first Loan with
                       respect to Eligible Purchase Orders.


     Unused Line Fee:  Commencing on the first anniversary date of this
                       Agreement, in the event, in any calendar month (or portion thereof at said date and at the end of the term hereof), the average daily principal balance of the Loans outstanding during the month is less than $5,000,000, Borrower shall pay Silicon an unused line fee in an amount equal to 0.25% per annum on the difference between $5,000,000 and the average daily principal balance of the Loans outstanding during the month, which unused line fee shall be computed and paid monthly, in arrears, on the first day of the following month.

     Collateral
     Monitoring
     Fee: $500 per month, payable in arrears, for the first four full calendar months during the term hereof and prorated for any partial calendar month at the beginning of the term hereof, and thereafter $1,000 per month, payable in arrears (prorated for any partial calendar month at end of the term of this Agreement).

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4. MATURITY DATE
   (Section 6.1):   Two years from the date of this Agreement, subject to
                    automatic renewal as provided in Section 6.1 above, and early termination as provided in Section 6.2 above.



                                      -2-
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5. FINANCIAL COVENANTS
   (Section 5.1):      Borrower shall comply with all of the following
                       covenants. Compliance shall be determined as of the end of each month, except as otherwise specifically provided below:

     MINIMUM TANGIBLE
     NET WORTH:        Borrower shall maintain a Tangible Net Worth of not
                       less than a deficit $1,000,000.

     DEFINITIONS.      For purposes of the foregoing financial covenants, the
                       following terms shall have the following meanings:

                       "Tangible Net Worth" shall mean the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, with the following adjustments:

                         (A) there shall be excluded from assets: (i) notes, accounts receivable and other obligations owing to the Borrower from its officers or other Affiliates (except that Shaw Communications shall not be deemed to be an "Affiliate" for purposes of this clause), and (ii) all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises

                         (B) there shall be excluded from liabilities: all indebtedness which is subordinated to the Obligations under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon in its discretion.

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6. REPORTING.
  (Section 5.3):       Borrower shall provide Silicon with the following, in
                          such form as Silicon shall specify:

                       1. Monthly Receivable agings, aged by invoice date,
                          within fifteen days after the end of each month.

                       2. Monthly accounts payable agings, aged by invoice date,
                          and outstanding or held check registers, if any, within fifteen days after the end of each month.

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                    3. Monthly reconciliations of Receivable agings (aged by
                       invoice date), transaction reports, and general ledger, within fifteen days after the end of each month.

                    4. Monthly lists of all extended term invoices and a
                       Backlog/Purchase Order Report, within fifteen days after the end of each month.

                    5. Monthly unaudited financial statements, as soon as
                       available, and in any event within thirty days after the end of each month.

                    6. Monthly Compliance Certificates, within thirty days after the end of each month, in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of Borrower, certifying that as of the end of such month Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement and such other information as Silicon shall reasonably request, including, without limitation, a statement that at the end of such month there were no held checks.

                    7. Quarterly unaudited financial statements, as soon as
                       available, and in any event within forty-five days after the end of each fiscal quarter of Borrower.

                    8. Annual operating budgets (including income statements,
                       balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower within thirty days prior to the end of each fiscal year of Borrower.

                    9. Annual financial statements, as soon as available, and in any event within 120 days following the end of Borrower's fiscal year, certified by independent certified public accountants acceptable to Silicon.

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7. COMPENSATION
   (Section 5.5):      [Intentionally omitted]

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8. BORROWER INFORMATION:

     PRIOR NAMES OF
     BORROWER
     (Section 3.2):    See Representations and Warranties of Borrower dated July
                       7, 1998. (Since said date, Borrower has re-incorporated in Delaware under its current name.)

     PRIOR TRADE
     NAMES OF BORROWER
     (Section 3.2):    See Representations and Warranties of Borrower dated
                       July 7, 1998

     EXISTING TRADE
     NAMES OF BORROWER
     (Section 3.2):    See Representations and Warranties of Borrower dated
                       July 7, 1998

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     OTHER LOCATIONS AND
     ADDRESSES
     (Section 3.3):    See Representations and Warranties of Borrower dated
                       July 7, 1998

     MATERIAL ADVERSE
     LITIGATION
     (Section 3.10):   None

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9. OTHER COVENANTS
   (Section 5.1):    Borrower shall at all times comply with all of the
                     following additional covenants:

                     (1) BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon.

Borrower:                                      Silicon:
TERAYON COMMUNICATION SYSTEMS, INC.            SILICON VALLEY BANK


By_______________________________              By_______________________________
    President or Vice President                Title____________________________

By_______________________________
    Secretary or Ass't Secretary

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                    EXHIBIT A TO LOAN AND SECURITY AGREEMENT

                       NONASSIGNABLE RIGHTS (SECTION 2.1)

Rights under that certain License No. 7881 between Borrower and Wind River Systems, Inc., 1010 Atlantic Avenue, Alameda CA 94501